UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Income Opportunities Fund (EAD)
Semi-Annual Report
October 31, 2024

Notice to Shareholders
• On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of October 31, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Opportunities Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary
Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-
grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by
Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of October 31, 2024[1]

	6 months	1 year	5 year	10 year
Based on market value	10.80	29.05	5.55	6.40
Based on net asset value (NAV)	7.10	18.99	5.27	6.25
Bloomberg U.S. Universal Bond Index (Regulatory Index)[2]	5.47	11.20	0.18	1.82
ICE BofA U.S. High Yield Constrained Index (Strategy Index)[3]	6.91	16.49	4.37	4.77
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
The Fund’s annualized expense ratio for the six months ended October 31, 2024, was 3.67% which includes 2.64% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The Bloomberg U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S.-dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[3]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Income Opportunities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2024[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Bloomberg U.S. Universal Bond Index and ICE BofA U.S. High Yield Constrained
Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Income Opportunities Fund | 3

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

4 | Allspring Income Opportunities Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund overview
The Fund’s return based on market value was 10.80% for the six-month period that ended October 31, 2024. During the same period, the Fund’s return based on its net asset value (NAV) was 7.10%. Based on market value return, the Fund outperformed the ICE BofA U.S. High Yield Constrained Index, which returned 6.91% for the same period. Based on NAV return, the Fund underperformed its index.
Market overview
U.S. economic growth remained healthy over the past six months, averaging 2.9% quarter-over-quarter annualized growth in the second and third quarters of 2024. Personal consumption remained the driving force of the U.S. expansion, fueled by disposable income growth and historically elevated household net worths driven by the wealth effects stemming from strong home and stock price appreciation. The labor market remained healthy with nonfarm payroll growth averaging 131,800 per month during the past six months, but it normalized as job openings fell below pre-COVID levels and the unemployment rate rose 0.2% to finish the period at 4.1%. Price pressures also continued to ease, with the U.S. Consumer Price Index (CPI)* excluding food and energy dropping from 3.6% to 3.3% as of September 2024. With the growing balance of risks between its employment and inflation mandates, the Federal Reserve began its rate-cutting cycle and opted to cut 50 basis points (bps; 100 bps equal 1.00%) at the September 2024 Federal Open Market Committee meeting, with an additional 100 bps of cuts expected to come in 2025.
The U.S. high yield market returned 6.91% in the six-month period that ended October 31, 2024. During this period, financial conditions steadily eased, allowing the trailing 12-month default rate to decline to 1.3% from 2.3% and high yield spreads to tighten to a 288-bps option-adjusted spread from 318 bps.

Ten largest holdings (%) as of October 31, 2024[1]
CCM Merger, Inc., 6.38%, 5-1-2026	1.62
Air Canada Pass-Through Trust, 10.50%, 7-15-2026	1.29
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 8-15-2030	1.25
Cinemark USA, Inc., 7.00%, 8-1-2032	1.21
Tenet Healthcare Corp., 6.75%, 5-15-2031	1.21
B&G Foods, Inc., 8.00%, 9-15-2028	1.14
Royal Caribbean Cruises Ltd., 6.25%, 3-15-2032	1.11
Match Group Holdings II LLC, 5.63%, 2-15-2029	1.09
CommScope LLC, 6.00%, 3-1-2026	1.09
CoreCivic, Inc., 8.25%, 4-15-2029	1.08

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Performance
The portfolio outperformed the benchmark based on market value and underperformed the benchmark based on NAV for the six-month period.
In April 2024, the portfolio was overweight gas distribution, electric-generation, and recreation and travel and underweight telecom-wireline, chemicals, and support services. By rating, the Fund was overweight BBB-rated bonds and underweight BB-rated bonds and below. The Fund was underweight the maturity segment inside 7 years and overweight the 7-year-plus segment relative to the benchmark. The Fund was underweight duration, yield, and spread against the benchmark.
Credit quality as of October 31, 2024[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

In the six months that ended October 2024, support services and building materials were the strongest contributing sectors while cable and satellite TV and managed care were the most detrimental sectors. Sabre Global and Werner FinCo were our best performers, while MultiPlan and Enviva were the worst. Not holding New Fortress Energy was positive while not holding AMC hurt relative performance as it rallied in the index. By rating, our underweight to higher-quality BB-rated bonds helped performance while our underweight to CCC-rated bonds and below was detrimental. Our overweight to the segment outside of 10 years drove performance while our overweight to 7- to 10-year bonds hurt.
At the end of October, we were underweight duration and spread relative to the benchmark and approximately even on yield. The Fund maintained both its underweight to the inside 7-year segment and its overweight to
*The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goodsand services. You cannot invest directly in an index.

Allspring Income Opportunities Fund | 5

Performance highlights (unaudited)
the 7-year-plus segment. We reduced our overweight to BBB-rated bonds and reduced our underweights to BB-rated issues and CCCs and below. By sector, the Fund is overweight gas distribution, lease financing, and electric-integrated and underweight support/services, chemicals, and metals/mining ex-steel.
Effective maturity distribution as of October 31, 2024[1]

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Leverage had a positive impact
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of October 31, 2024, the Fund had 30.3% leverage as a percent of total assets.
Market outlook
Gross domestic product growth near 3%, declining inflation, and less-restrictive monetary policy promote accommodative financial conditions, which lead to low defaults and tight spreads. High yield issuer fundamentals remain healthy. Balance sheets and leverage ratios compare favorably with prior credit cycles. Aggressive issuance has migrated outside of the high yield universe, preventing an unhealthy buildup of risky bonds that eventually default and cause high yield spreads to dramatically widen. Our constructive outlook on issuer fundamentals, defaults, and market technicals outweighs our concern over tight spreads. Thus, we believe it is too early to adopt a defensive stance toward the high yield market.

6 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2024 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.16%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$615,000	$688,073
Total asset-backed securities (Cost $615,000)				688,073

	Shares
Common stocks: 0.40%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA†	178	5,221
Utilities: 0.37%
Independent power and renewable electricity producers: 0.37%
Vistra Corp.	13,037	1,629,104
Investment Companies: 0.03%
Resolute Topco, Inc.‡†	30,956	108,346
Total common stocks (Cost $464,340)		1,742,671

			Principal
Corporate bonds and notes: 110.59%
Basic materials: 0.87%
Chemicals: 0.51%
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	$2,275,000	2,208,642
Iron/steel: 0.36%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	1,575,000	1,576,780
Communications: 15.78%
Advertising: 1.86%
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	2,110,000	1,803,221
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	2,150,000	2,258,199
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	1,765,000	1,641,834
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	2,260,000	2,386,548
				8,089,802
Internet: 2.45%
Arches Buyer, Inc.144A	4.25	6-1-2028	1,875,000	1,719,365
Arches Buyer, Inc.144A	6.13	12-1-2028	1,140,000	1,003,348
Cablevision Lightpath LLC144A	3.88	9-15-2027	1,810,000	1,719,208
Cablevision Lightpath LLC144A	5.63	9-15-2028	1,600,000	1,485,369
Match Group Holdings II LLC144A	5.63	2-15-2029	4,825,000	4,760,628
				10,687,918
Media: 7.39%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	4,765,000	3,806,802
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	6,100,000	5,448,147
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	850,000	723,169
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	375,000	362,947
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 7

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38%	6-1-2029	$1,415,000	$1,350,689
CSC Holdings LLC144A	3.38	2-15-2031	3,520,000	2,525,164
CSC Holdings LLC144A	4.63	12-1-2030	1,655,000	832,270
CSC Holdings LLC144A	5.50	4-15-2027	2,125,000	1,891,306
Directv Financing LLC/Directv Financing Co-Obligor, Inc.144A	5.88	8-15-2027	2,240,000	2,156,732
DISH DBS Corp.	5.13	6-1-2029	1,255,000	834,861
DISH DBS Corp.144A	5.75	12-1-2028	1,255,000	1,096,508
DISH Network Corp.144A	11.75	11-15-2027	1,900,000	1,999,977
Nexstar Media, Inc.144A	5.63	7-15-2027	1,730,000	1,700,081
Paramount Global (3 Month LIBOR+3.90%)±	6.25	2-28-2057	1,425,000	1,279,105
Sirius XM Radio, Inc.144A	4.13	7-1-2030	3,475,000	3,108,951
Townsquare Media, Inc.144A	6.88	2-1-2026	3,101,000	3,089,368
				32,206,077
Telecommunications: 4.08%
CommScope LLC144A	6.00	3-1-2026	4,875,000	4,759,012
CommScope LLC144A	8.25	3-1-2027	1,520,000	1,439,333
Level 3 Financing, Inc.144A	3.63	1-15-2029	1,815,000	1,360,938
Level 3 Financing, Inc.144A	3.88	10-15-2030	1,245,000	946,187
Level 3 Financing, Inc.144A	10.50	4-15-2029	3,660,000	4,074,868
Lumen Technologies, Inc.144A	10.00	10-15-2032	1,418,875	1,413,554
Viasat, Inc.144A	5.63	4-15-2027	1,620,000	1,512,313
Windstream Services LLC/Windstream Escrow Finance Corp.144A	7.75	8-15-2028	1,595,000	1,603,827
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	630,000	637,876
				17,747,908
Consumer, cyclical: 18.18%
Airlines: 0.75%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.75	4-20-2029	2,560,000	2,535,008
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class 1A	3.90	1-15-2026	760,590	743,740
				3,278,748
Apparel: 0.26%
Crocs, Inc.144A	4.13	8-15-2031	1,275,000	1,116,864
Auto parts & equipment: 0.49%
Cooper Tire & Rubber Co. LLC	7.63	3-15-2027	2,115,000	2,141,438
Entertainment: 4.09%
CCM Merger, Inc.144A	6.38	5-1-2026	7,075,000	7,052,189
Churchill Downs, Inc.144A	6.75	5-1-2031	2,400,000	2,443,366
Cinemark USA, Inc.144A	7.00	8-1-2032	5,150,000	5,278,982
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc.144A	6.63	5-1-2032	3,000,000	3,056,595
				17,831,132
Home builders: 0.86%
LGI Homes, Inc.144A	8.75	12-15-2028	2,015,000	2,122,787
The accompanying notes are an integral part of these financial statements.
8 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Home builders(continued)
Taylor Morrison Communities, Inc.144A	5.13%	8-1-2030	$780,000	$754,374
Tri Pointe Homes, Inc.	5.70	6-15-2028	856,000	850,563
				3,727,724
Housewares: 0.26%
Newell Brands, Inc.%%	6.38	5-15-2030	1,105,000	1,110,050
Leisure time: 2.54%
NCL Corp. Ltd.144A	5.88	2-15-2027	1,400,000	1,398,548
NCL Corp. Ltd.144A	7.75	2-15-2029	1,715,000	1,819,241
NCL Corp. Ltd.144A	8.13	1-15-2029	750,000	795,132
Sabre Global, Inc.144A	11.25	12-15-2027	3,885,000	4,002,412
Viking Cruises Ltd.144A	7.00	2-15-2029	3,045,000	3,068,812
				11,084,145
Lodging: 0.39%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	1,675,000	1,700,083
Retail: 8.54%
Bath & Body Works, Inc.144A	6.63	10-1-2030	1,810,000	1,812,342
Carvana Co. (PIK at 13.00%)144A¥	13.00	6-1-2030	1,150,000	1,253,787
Dave & Buster’s, Inc.144A	7.63	11-1-2025	1,055,000	1,055,000
FirstCash, Inc.144A	4.63	9-1-2028	1,310,000	1,240,810
FirstCash, Inc.144A	6.88	3-1-2032	2,940,000	2,973,501
Gap, Inc.144A	3.88	10-1-2031	3,010,000	2,586,578
Group 1 Automotive, Inc.144A	6.38	1-15-2030	1,475,000	1,481,613
Kohl’s Corp.	4.63	5-1-2031	1,305,000	1,082,255
Lithia Motors, Inc.144A	4.38	1-15-2031	2,740,000	2,507,207
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	1,630,000	1,592,714
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	3,240,000	3,095,679
Michaels Cos., Inc.144A	7.88	5-1-2029	2,595,000	1,368,521
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	8.50	10-1-2028	1,660,000	1,687,751
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	3,175,000	3,081,629
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	2,540,000	2,571,651
Sonic Automotive, Inc.144A	4.63	11-15-2029	885,000	812,672
Sonic Automotive, Inc.144A	4.88	11-15-2031	2,065,000	1,856,745
Victra Holdings LLC/Victra Finance Corp.144A	8.75	9-15-2029	1,415,000	1,477,161
Walgreens Boots Alliance, Inc.	8.13	8-15-2029	2,155,000	2,141,901
Yum! Brands, Inc.	4.63	1-31-2032	1,620,000	1,518,788
				37,198,305
Consumer, non-cyclical: 15.10%
Commercial services: 4.14%
Allied Universal Holdco LLC144A	7.88	2-15-2031	1,900,000	1,933,579
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	2,255,000	2,063,328
Block, Inc.144A	6.50	5-15-2032	2,680,000	2,727,610
CoreCivic, Inc.	8.25	4-15-2029	4,470,000	4,694,171
GEO Group, Inc.	8.63	4-15-2029	1,210,000	1,265,667
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 9

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Commercial services(continued)
Service Corp. International	5.75%	10-15-2032	$3,150,000	$3,094,335
Sotheby’s/Bidfair Holdings, Inc.144A	5.88	6-1-2029	2,570,000	2,253,136
				18,031,826
Food: 2.55%
B&G Foods, Inc.144A	8.00	9-15-2028	4,780,000	4,965,937
Lamb Weston Holdings, Inc.144A	4.38	1-31-2032	1,705,000	1,561,977
Performance Food Group, Inc.144A	6.13	9-15-2032	1,480,000	1,486,192
U.S. Foods, Inc.144A	5.75	4-15-2033	3,160,000	3,111,908
				11,126,014
Healthcare-services: 6.51%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	2,060,000	1,797,829
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	1,745,000	1,643,330
CHS/Community Health Systems, Inc.144A	6.88	4-15-2029	995,000	840,331
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	1,175,000	1,259,264
Concentra Escrow Issuer Corp.144A	6.88	7-15-2032	2,455,000	2,519,264
DaVita, Inc.144A	6.88	9-1-2032	3,610,000	3,628,812
IQVIA, Inc.144A	6.50	5-15-2030	2,650,000	2,722,157
Modivcare, Inc.144A	5.00	10-1-2029	786,000	535,157
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	1,375,000	934,154
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	3,095,000	1,423,700
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	1,940,000	1,854,202
Star Parent, Inc.144A	9.00	10-1-2030	2,550,000	2,652,006
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	1,250,000	1,283,505
Tenet Healthcare Corp.	6.75	5-15-2031	5,150,000	5,264,835
				28,358,546
Household products/wares: 0.35%
Central Garden & Pet Co.	4.13	10-15-2030	1,675,000	1,517,178
Pharmaceuticals: 1.55%
AdaptHealth LLC144A	5.13	3-1-2030	3,510,000	3,215,534
Endo Finance Holdings, Inc.144A	8.50	4-15-2031	3,300,000	3,528,433
				6,743,967
Energy: 17.47%
Energy-alternate sources: 1.38%
Enviva Partners LP/Enviva Partners Finance Corp.144A†	6.50	1-15-2026	8,490,000	2,122,500
TerraForm Power Operating LLC144A	4.75	1-15-2030	4,160,000	3,881,426
				6,003,926
Oil & gas: 4.39%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	1,280,000	1,288,874
California Resources Corp.144A	8.25	6-15-2029	1,620,000	1,636,088
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	3,040,000	3,056,711
Encino Acquisition Partners Holdings LLC144A	8.75	5-1-2031	2,060,000	2,114,578
Expand Energy Corp.	8.38	9-15-2028	1,510,000	1,553,370
The accompanying notes are an integral part of these financial statements.
10 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil & gas(continued)
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00%	2-1-2031	$2,070,000	$1,957,095
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	400,000	375,335
Hilcorp Energy I LP/Hilcorp Finance Co.144A	8.38	11-1-2033	1,120,000	1,170,978
Kraken Oil & Gas Partners LLC144A	7.63	8-15-2029	855,000	844,720
Murphy Oil Corp.	6.00	10-1-2032	1,500,000	1,443,763
Nabors Industries Ltd.144A	7.50	1-15-2028	975,000	927,535
Nabors Industries, Inc.144A	9.13	1-31-2030	2,690,000	2,777,971
				19,147,018
Oil & gas services: 1.92%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	1,555,000	1,562,030
Bristow Group, Inc.144A	6.88	3-1-2028	4,695,000	4,662,619
Oceaneering International, Inc.	6.00	2-1-2028	2,170,000	2,132,095
				8,356,744
Pipelines: 9.78%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	6.63	2-1-2032	2,235,000	2,259,826
Buckeye Partners LP	5.85	11-15-2043	2,375,000	2,052,911
Buckeye Partners LP144A	6.88	7-1-2029	940,000	955,456
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	2,870,000	2,731,083
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	3,415,000	3,613,135
Energy Transfer LP (5 Year Treasury Constant Maturity+4.02%)±	8.00	5-15-2054	550,000	582,777
Energy Transfer LP Series H (5 Year Treasury Constant Maturity+5.69%)ʊ±	6.50	11-15-2026	965,000	961,958
Harvest Midstream I LP144A	7.50	9-1-2028	2,470,000	2,498,641
Harvest Midstream I LP144A	7.50	5-15-2032	1,660,000	1,699,633
Hess Midstream Operations LP144A	5.50	10-15-2030	1,065,000	1,040,588
Hess Midstream Operations LP144A	6.50	6-1-2029	515,000	523,546
Kinetik Holdings LP144A	5.88	6-15-2030	3,205,000	3,180,327
Prairie Acquiror LP144A	9.00	8-1-2029	2,500,000	2,534,592
Rockies Express Pipeline LLC144A	6.88	4-15-2040	3,837,000	3,637,981
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	3,950,000	3,707,134
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	3,605,000	3,684,876
Venture Global LNG, Inc.144A	8.38	6-1-2031	4,125,000	4,284,576
Venture Global LNG, Inc.144A	9.88	2-1-2032	1,260,000	1,375,324
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	1,265,000	1,264,905
				42,589,269
Financial: 18.25%
Banks: 0.93%
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%)ʊ±	4.38	1-27-2027	1,430,000	1,377,378
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	2,790,000	2,696,423
				4,073,801
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 11

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 7.74%
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%)144Aʊ±	5.25%	6-15-2026	$3,865,000	$3,799,544
Discover Financial Services Series C (U.S. SOFR 3 Month+3.34%)ʊ±	5.50	10-30-2027	1,610,000	1,536,400
Encore Capital Group, Inc.144A	9.25	4-1-2029	2,100,000	2,235,979
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	720,000	720,466
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	1,770,000	1,834,667
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	5.00	8-15-2028	1,720,000	1,586,594
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	6.63	10-15-2031	1,435,000	1,429,010
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	1,475,000	1,568,893
Nationstar Mortgage Holdings, Inc.144A	6.50	8-1-2029	2,690,000	2,689,893
Nationstar Mortgage Holdings, Inc.144A	7.13	2-1-2032	2,150,000	2,198,164
Navient Corp.	5.00	3-15-2027	1,700,000	1,671,253
Navient Corp.	11.50	3-15-2031	1,250,000	1,403,005
OneMain Finance Corp.	9.00	1-15-2029	3,355,000	3,554,612
PRA Group, Inc.144A	5.00	10-1-2029	3,395,000	3,072,076
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	1,545,000	1,332,497
United Wholesale Mortgage LLC144A	5.50	4-15-2029	3,250,000	3,099,526
				33,732,579
Insurance: 3.67%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38	10-1-2032	3,430,000	3,400,230
AmWINS Group, Inc.144A	4.88	6-30-2029	1,100,000	1,035,319
AmWINS Group, Inc.144A	6.38	2-15-2029	1,590,000	1,597,847
AssuredPartners, Inc.144A	5.63	1-15-2029	2,125,000	2,010,722
BroadStreet Partners, Inc.144A	5.88	4-15-2029	1,805,000	1,719,015
HUB International Ltd.144A	5.63	12-1-2029	1,250,000	1,210,451
HUB International Ltd.144A	7.25	6-15-2030	425,000	439,205
HUB International Ltd.144A	7.38	1-31-2032	2,980,000	3,039,901
Panther Escrow Issuer LLC144A	7.13	6-1-2031	1,480,000	1,515,343
				15,968,033
Investment Companies: 0.34%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	5.25	5-15-2027	625,000	582,257
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	9.00	6-15-2030	915,000	883,664
				1,465,921
REITS: 5.57%
Brandywine Operating Partnership LP	8.88	4-12-2029	2,595,000	2,812,316
Iron Mountain, Inc.144A	4.50	2-15-2031	2,870,000	2,664,893
Iron Mountain, Inc.144A	5.25	7-15-2030	4,255,000	4,114,013
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	3,055,000	3,168,502
MPT Operating Partnership LP/MPT Finance Corp.	5.25	8-1-2026	1,975,000	1,868,092
Service Properties Trust	8.38	6-15-2029	2,565,000	2,506,678
Service Properties Trust144A	8.63	11-15-2031	4,050,000	4,280,133
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	810,000	678,588
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	10.50	2-15-2028	2,030,000	2,162,294
				24,255,509
The accompanying notes are an integral part of these financial statements.
12 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrial: 11.96%
Aerospace/defense: 1.49%
Spirit AeroSystems, Inc.144A	9.75%	11-15-2030	$1,670,000	$1,853,822
TransDigm, Inc.144A	6.63	3-1-2032	4,575,000	4,652,451
				6,506,273
Building materials: 2.73%
Builders FirstSource, Inc.144A	6.38	3-1-2034	2,135,000	2,152,204
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	3,865,000	3,882,826
CP Atlas Buyer, Inc.144A	7.00	12-1-2028	1,830,000	1,674,834
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	3,290,000	3,346,006
JELD-WEN, Inc.144A	7.00	9-1-2032	845,000	837,433
				11,893,303
Electrical components & equipment: 0.99%
Energizer Holdings, Inc.144A	4.38	3-31-2029	1,255,000	1,173,794
WESCO Distribution, Inc.144A	6.63	3-15-2032	3,045,000	3,120,349
				4,294,143
Electronics: 0.09%
Sensata Technologies, Inc.144A	6.63	7-15-2032	400,000	405,254
Environmental control: 0.43%
Clean Harbors, Inc.144A	6.38	2-1-2031	1,840,000	1,853,833
Hand/machine tools: 1.46%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	2,175,000	2,417,887
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%)144A¥	14.50	10-15-2028	3,852,718	3,935,782
				6,353,669
Machinery-diversified: 0.59%
Chart Industries, Inc.144A	7.50	1-1-2030	1,385,000	1,440,512
Chart Industries, Inc.144A	9.50	1-1-2031	1,060,000	1,139,541
				2,580,053
Packaging & containers: 1.59%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	2,190,000	2,183,800
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	850,000	862,380
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	1,240,000	1,259,220
Mauser Packaging Solutions Holding Co.144A	7.88	4-15-2027	1,055,000	1,084,013
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	1,500,000	1,557,343
				6,946,756
Transportation: 0.57%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	2,445,000	2,466,363
Trucking & leasing: 2.02%
AerCap Global Aviation Trust (U.S. SOFR 3 Month+4.56%)144A±	6.50	6-15-2045	1,400,000	1,398,550
Fortress Transportation & Infrastructure Investors LLC144A	5.50	5-1-2028	2,415,000	2,367,573
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 13

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Trucking & leasing(continued)
Fortress Transportation & Infrastructure Investors LLC144A	5.88%	4-15-2033	$1,105,000	$1,077,327
Fortress Transportation & Infrastructure Investors LLC144A	7.00	5-1-2031	2,775,000	2,853,849
Fortress Transportation & Infrastructure Investors LLC144A	7.00	6-15-2032	1,095,000	1,123,473
				8,820,772
Technology: 6.61%
Computers: 1.33%
Insight Enterprises, Inc.144A	6.63	5-15-2032	1,395,000	1,426,131
McAfee Corp.144A	7.38	2-15-2030	1,350,000	1,301,526
Seagate HDD Cayman	8.50	7-15-2031	2,840,000	3,061,616
				5,789,273
Office/business equipment: 0.54%
Zebra Technologies Corp.144A	6.50	6-1-2032	2,320,000	2,373,629
Semiconductors: 0.35%
Entegris, Inc.144A	5.95	6-15-2030	1,530,000	1,528,331
Software: 4.39%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	3,725,000	3,522,984
Cloud Software Group, Inc.144A	6.50	3-31-2029	3,175,000	3,100,590
Cloud Software Group, Inc.144A	8.25	6-30-2032	2,550,000	2,621,011
Cloud Software Group, Inc.144A	9.00	9-30-2029	4,120,000	4,119,626
Rocket Software, Inc.144A	9.00	11-28-2028	2,400,000	2,500,094
SS&C Technologies, Inc.144A	6.50	6-1-2032	3,190,000	3,247,197
				19,111,502
Utilities: 6.37%
Electric: 6.37%
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055	2,565,000	2,658,267
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	2,425,000	2,544,186
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)144A±	7.63	12-15-2054	2,830,000	2,930,315
NextEra Energy Operating Partners LP144A	7.25	1-15-2029	2,710,000	2,787,525
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	3,360,000	3,203,026
PG&E Corp.	5.25	7-1-2030	4,460,000	4,346,472
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055	1,105,000	1,141,374
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	2,925,000	2,774,401
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	1,510,000	1,522,755
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029	1,485,000	1,585,059
Vistra Operations Co. LLC144A	7.75	10-15-2031	2,130,000	2,250,075
				27,743,455
Total corporate bonds and notes (Cost $481,441,923)				481,742,556
The accompanying notes are an integral part of these financial statements.
14 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans: 5.38%
Communications: 0.42%
Media: 0.42%
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%)±	9.30%	1-18-2028	$648,350	$632,492
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%)‡±	9.19	9-30-2027	1,595,597	1,212,653
				1,845,145
Consumer, cyclical: 2.55%
Airlines: 0.20%
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	8.37	10-20-2027	862,747	878,371
Auto parts & equipment: 0.44%
First Brands Group LLC (U.S. SOFR 3 Month+5.00%)±	9.85	3-30-2027	1,957,518	1,900,026
Entertainment: 0.38%
Crown Finance U.S., Inc. (U.S. SOFR 1 Month+5.25%)±	9.92	12-2-2031	1,680,000	1,669,500
Housewares: 0.27%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	10.44	10-30-2029	1,147,781	1,153,279
Retail: 1.26%
Chinos Intermediate Holding, Inc. (U.S. SOFR 3 Month+5.00%)±	13.00	9-26-2031	1,950,000	1,969,500
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	8.12	3-3-2028	2,510,000	2,381,689
PetSmart, Inc. (U.S. SOFR 1 Month+3.75%)±	8.54	2-11-2028	1,144,998	1,137,429
				5,488,618
Consumer, non-cyclical: 1.02%
Commercial services: 0.09%
GEO Group, Inc. (U.S. SOFR 1 Month+5.25%)±	9.94	4-13-2029	3,698	3,761
Sotheby’s (U.S. SOFR 1 Month+4.50%)±	9.42	1-15-2027	392,553	389,365
				393,126
Healthcare-services: 0.93%
LifePoint Health, Inc. (U.S. SOFR 3 Month+4.00%)±	8.63	5-17-2031	463,837	464,199
Modivcare, Inc. (U.S. SOFR 3 Month+4.68%)±	9.34	7-1-2031	3,730,650	3,586,088
				4,050,287
Energy: 0.49%
Energy-alternate sources: 0.27%
Enviva Partners LP/Enviva Partners Finance Corp. (U.S. SOFR 3 Month+8.00%)±	12.63	12-13-2024	1,191,557	1,197,515
Pipelines: 0.22%
Prairie ECI Acquiror LP (U.S. SOFR 1 Month+4.75%)±	9.44	8-1-2029	950,225	950,900
Financial: 0.75%
Diversified financial services: 0.30%
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+6.50%)±	11.37	4-30-2027	1,396,923	1,278,184
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 15

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance: 0.45%
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.05%	1-31-2028	$745,853	$716,548
Truist Insurance Holdings LLC (U.S. SOFR 3 Month+4.75%)±	9.35	5-6-2032	1,230,000	1,245,068
				1,961,616
Technology: 0.15%
Software: 0.15%
Rocket Software, Inc. (U.S. SOFR 1 Month+4.75%)±	9.44	11-28-2028	656,683	657,425
Total loans (Cost $23,731,091)				23,423,992
Yankee corporate bonds and notes: 20.39%
Basic materials: 0.44%
Chemicals: 0.44%
Braskem Netherlands Finance BV144A	4.50	1-31-2030	2,220,000	1,930,185
Communications: 2.63%
Internet: 0.36%
Rakuten Group, Inc.144A	9.75	4-15-2029	1,455,000	1,573,583
Media: 0.72%
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	3,565,000	3,122,195
Telecommunications: 1.55%
Altice Financing SA144A	9.63	7-15-2027	955,000	929,540
Altice France SA144A	5.50	10-15-2029	2,085,000	1,561,120
Telecom Italia Capital SA	7.20	7-18-2036	1,810,000	1,835,360
Zegona Finance PLC144A	8.63	7-15-2029	2,310,000	2,439,937
				6,765,957
Consumer, cyclical: 4.76%
Airlines: 1.65%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	5,280,000	5,623,200
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	1,575,000	1,547,251
				7,170,451
Entertainment: 0.62%
Banijay Entertainment SAS144A	8.13	5-1-2029	2,625,000	2,721,808
Leisure time: 2.49%
Carnival Corp.144A	6.00	5-1-2029	3,900,000	3,906,379
Royal Caribbean Cruises Ltd.144A	5.63	9-30-2031	680,000	677,222
Royal Caribbean Cruises Ltd.144A	6.00	2-1-2033	1,400,000	1,408,597
Royal Caribbean Cruises Ltd.144A	6.25	3-15-2032	4,745,000	4,837,627
				10,829,825
Consumer, non-cyclical: 2.16%
Cosmetics/Personal Care: 0.57%
Perrigo Finance Unlimited Co.	6.13	9-30-2032	2,520,000	2,488,500
The accompanying notes are an integral part of these financial statements.
16 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 1.59%
1375209 BC Ltd.144A	9.00%	1-30-2028	$930,000	$928,292
Bausch Health Cos., Inc.144A	5.25	1-30-2030	2,235,000	1,229,462
Bausch Health Cos., Inc.144A	6.13	2-1-2027	2,505,000	2,261,138
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	2,250,000	2,516,459
				6,935,351
Energy: 3.20%
Oil & gas: 1.15%
Baytex Energy Corp.144A	8.50	4-30-2030	1,055,000	1,073,485
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	2,341,098	2,394,041
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	1,544,400	1,525,149
				4,992,675
Pipelines: 2.05%
Enbridge, Inc. (5 Year Treasury Constant Maturity+4.42%)±	7.63	1-15-2083	2,600,000	2,755,883
Northriver Midstream Finance LP144A	6.75	7-15-2032	3,005,000	3,083,855
South Bow Canadian Infrastructure Holdings Ltd. (5 Year Treasury Constant Maturity+3.95%)144A±	7.63	3-1-2055	3,000,000	3,089,061
				8,928,799
Financial: 4.11%
Banks: 2.25%
Banco Santander SA (5 Year Treasury Constant Maturity+5.31%)ʊ±	9.63	11-21-2028	1,400,000	1,530,427
BBVA Bancomer SA (5 Year Treasury Constant Maturity+4.66%)144A±	8.45	6-29-2038	1,135,000	1,193,720
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	1,145,000	1,190,681
Intesa Sanpaolo SpA (5 Year USD Swap Rate+5.46%)144Aʊ±	7.70	9-17-2025	2,415,000	2,411,612
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	2,710,000	2,570,026
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	865,000	906,848
				9,803,314
Diversified financial services: 1.86%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (5 Year Treasury Constant Maturity+2.72%)±	6.95	3-10-2055	1,530,000	1,577,127
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	2,605,000	2,620,188
GGAM Finance Ltd.144A	5.88	3-15-2030	3,195,000	3,151,069
Macquarie Airfinance Holdings Ltd.144A	6.50	3-26-2031	735,000	763,547
				8,111,931
Industrial: 2.40%
Aerospace/defense: 0.53%
Bombardier, Inc.144A	8.75	11-15-2030	2,125,000	2,302,472
Electronics: 0.84%
Sensata Technologies BV144A	4.00	4-15-2029	1,650,000	1,542,916
Sensata Technologies BV144A	5.88	9-1-2030	2,140,000	2,117,789
				3,660,705
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 17

Portfolio of investments—October 31, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Machinery-diversified: 0.37%
TK Elevator Holdco GmbH144A	7.63%	7-15-2028	$1,600,000	$1,607,219
Packaging & containers: 0.66%
Trivium Packaging Finance BV144A	8.50	8-15-2027	2,885,000	2,876,381
Utilities: 0.69%
Electric: 0.69%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	3,220,000	3,015,300
Total yankee corporate bonds and notes (Cost $87,960,617)				88,836,651

		Yield	Shares
Short-term investments: 4.93%
Investment companies: 4.93%
Allspring Government Money Market Fund Select Class♠∞##		4.78	21,487,399	21,487,399
Total short-term investments (Cost $21,487,399)				21,487,399
Total investments in securities (Cost $615,700,370)	141.85%			617,921,342
Other assets and liabilities, net	(41.85)			(182,316,907)
Total net assets	100.00%			$435,604,435

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$28,320,595	$118,423,867	$(125,257,063)	$0	$0	$21,487,399	21,487,399	$433,605
The accompanying notes are an integral part of these financial statements.
18 | Allspring Income Opportunities Fund

Statement of assets and liabilities—October 31, 2024 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $594,212,971)	$596,433,943
Investments in affiliated securities, at value (cost $21,487,399)	21,487,399
Cash	2,085
Receivable for interest	10,488,867
Receivable for investments sold	6,098,211
Principal paydown receivable	39,600
Unrealized gains on unfunded loan commitments	1,490
Prepaid expenses and other assets	11,886
Total assets	634,563,481
Liabilities
Secured borrowing payable	189,000,000
Payable for investments purchased	5,224,828
Dividends payable	3,106,573
Payable for when-issued transactions	1,105,919
Advisory fee payable	319,137
Administration fee payable	26,595
Trustees’ fees and expenses payable	5,649
Accrued expenses and other liabilities	170,345
Total liabilities	198,959,046
Commitments and contingent liabilities (see Note 8)
Total net assets	$435,604,435
Net assets consist of
Paid-in capital	$551,160,407
Total distributable loss	(115,555,972)
Total net assets	$435,604,435
Net asset value per share
Based on $435,604,435 divided by 59,092,336 shares issued and outstanding (100,000,000 shares authorized)	$7.37
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 19

Statement of operations—six months ended October 31, 2024 (unaudited)
Statement of operations
Investment income
Interest	$23,879,121
Income from affiliated securities	433,605
Dividends	25,683
Total investment income	24,338,409
Expenses
Advisory fee	1,882,668
Administration fee	156,889
Custody and accounting fees	11,964
Professional fees	98,718
Shareholder report expenses	44,429
Trustees’ fees and expenses	14,561
Transfer agent fees	15,883
Interest expense	5,771,044
Other fees and expenses	18,815
Total expenses	8,014,971
Net investment income	16,323,438
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(748,276)
Net change in unrealized gains (losses) on
Unaffiliated securities	13,297,713
Unfunded loan commitments	(84,895)
Net change in unrealized gains (losses) on investments	13,212,818
Net realized and unrealized gains (losses) on investments	12,464,542
Net increase in net assets resulting from operations	$28,787,980
The accompanying notes are an integral part of these financial statements.
20 | Allspring Income Opportunities Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended October 31, 2024 (unaudited)	Year ended April 30, 2024
Operations
Net investment income	$16,323,438	$29,922,244
Net realized losses on investments	(748,276)	(16,277,487)
Net change in unrealized gains (losses) on investments	13,212,818	24,692,922
Net increase in net assets resulting from operations	28,787,980	38,337,679
Distributions to shareholders from
Net investment income and net realized gains	(18,494,719)	(32,056,741)
Tax basis return of capital	0	(3,191,624)
Total distributions to shareholders	(18,494,719)	(35,248,365)
Capital share transactions
Cost of shares repurchased	0	(3,645,041)
Total increase (decrease) in net assets	10,293,261	(555,727)
Net assets
Beginning of period	425,311,174	425,866,901
End of period	$435,604,435	$425,311,174
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 21

Statement of cash flows—six months ended October 31, 2024 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$28,787,980
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(255,825,795)
Proceeds from the sales of long-term securities	258,421,834
Amortization, net	(2,394,369)
Purchases and sales of short-term securities, net	9,141,837
Increase in receivable for investments sold	(5,110,928)
Increase in principal paydown receivable	(39,600)
Increase in receivable for interest	(110,082)
Decrease in prepaid expenses and other assets	10,611
Decrease in payable for investments purchased	(1,206,050)
Increase in trustees’ fees and expenses payable	5,649
Increase in advisory fee payable	16,454
Increase in administration fee payable	1,371
Decrease in accrued expenses and other liabilities	(785,983)
Net realized losses on unaffiliated securities	748,276
Net change in unrealized (gains) losses on unaffiliated securities	(13,297,713)
Net change in unrealized (gains) losses on unfunded loan commitments	84,895
Net cash provided by operating activities	18,448,387
Cash flows from financing activities
Cash distributions paid	(18,451,581)
Net cash used in financing activities	(18,451,581)
Net decrease in cash	(3,194)
Cash
Beginning of period	5,279
End of period	$2,085
Supplemental cash disclosure
Cash paid for interest	$6,557,089
The accompanying notes are an integral part of these financial statements.
22 | Allspring Income Opportunities Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended October 31, 2024 (unaudited)	Year ended April 30
		2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.20	$7.14	$7.96	$9.16	$7.56	$8.98
Net investment income	0.28 [1]	0.50 [1]	0.50 [1]	0.55 [1]	0.54 [1]	0.54 [1]
Net realized and unrealized gains (losses) on investments	0.20	0.14	(0.67)	(1.04)	1.74	(1.28)
Total from investment operations	0.48	0.64	(0.17)	(0.49)	2.28	(0.74)
Distributions to shareholders from
Net investment income	(0.31)	(0.54)	(0.52)	(0.61)	(0.58)	(0.57)
Tax basis return of capital	0.00	(0.05)	(0.14)	(0.11)	(0.10)	(0.14)
Total distributions to shareholders	(0.31)	(0.59)	(0.66)	(0.72)	(0.68)	(0.71)
Anti-dilutive effect of shares repurchased	0.00	0.01	0.01	0.01	0.00 [2]	0.03
Net asset value, end of period	$7.37	$7.20	$7.14	$7.96	$9.16	$7.56
Market value, end of period	$6.83	$6.45	$6.38	$7.54	$8.64	$6.81
Total return based on market value[3]	10.80%	10.87%	(6.70)%	(5.19)%	38.39%	(7.91)%
Ratios to average net assets (annualized)
Gross expenses*	3.67%	3.74%	2.74%	1.26%	1.29%	2.16%
Net expenses*	3.67%	3.74%	2.74%	1.26%	1.29%	2.16%
Net investment income*	7.47%	7.08%	6.85%	6.14%	6.27%	6.21%
Supplemental data
Portfolio turnover rate	41%	50%	52%	54%	61%	30%
Net assets, end of period (000s omitted)	$435,604	$425,311	$425,867	$479,457	$554,908	$458,555
Borrowings outstanding, end of period (000s omitted)	$189,000	$189,000	$189,000	$194,000	$194,000	$163,400
Asset coverage per $1,000 of borrowing, end of period	$3,305	$3,250	$3,253	$3,471	$3,860	$3,806

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2024 (unaudited)	2.64%
Year ended April 30, 2024	2.73%
Year ended April 30, 2023	1.70%
Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 23

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
 SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
24 | Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2024, the aggregate cost of all investments for federal income tax purposes was $619,175,928 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$17,125,953
Gross unrealized losses	(18,379,049)
Net unrealized losses	$(1,253,096)
As of April 30, 2024, the Fund had capital loss carryforwards which consisted of $41,149,415 in short-term capital losses and $67,131,824 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Income Opportunities Fund | 25

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$688,073	$0	$688,073
Common stocks
Communication services	0	5,221	0	5,221
Investment Companies	0	0	108,346	108,346
Utilities	1,629,104	0	0	1,629,104
Corporate bonds and notes	0	481,742,556	0	481,742,556
Loans	0	22,211,339	1,212,653	23,423,992
Yankee corporate bonds and notes	0	88,836,651	0	88,836,651
Short-term investments
Investment companies	21,487,399	0	0	21,487,399
Total assets	$23,116,503	$593,483,840	$1,320,999	$617,921,342
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2024, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended October 31, 2024.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2024 and year ended April 30, 2024, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2024, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended April 30, 2024, the Fund purchased 572,021 of its shares on the open market at a total cost of $3,645,041.
6.
BORROWINGS
The Fund has borrowed $189,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $194,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a
26 | Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2024 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended October 31, 2024, the Fund had average borrowings outstanding of $194,000,000 (on an annualized basis) at an average interest rate of 5.92% and recorded interest in the amount of $5,771,044, which represents 2.64% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2024 were $255,501,309 and $244,373,384, respectively.
8.
COMMITMENTS
As of October 31, 2024, the Fund had the following unfunded loan commitments which are available until the maturity date:
	Unfunded commitments	Unrealized gain (loss)
Enviva Partners LP/Enviva Partners Finance Corp., 12.63%, 12-13-2024 Tranche B	$297,889	$1,490
Based on the nature of the terms of the loans and comparative market rates, the carrying amount of the unfunded loan commitments at October 31, 2024, approximates its fair value. If measured at fair value, the unfunded loan commitments would be categorized as Level 2 under the fair value hierarchy.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 25,2024	November 12,2024	December 2,2024	$0.05270
November 13,2024	December 12,2024	January 2,2025	0.05306
These distributions are not reflected in the accompanying financial statements.
Allspring Income Opportunities Fund | 27

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On August 5, 2024, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
William R. Ebsworth
Shares voted “For”	28,460,723
Shares voted “Withhold”	15,219,065
Jane A. Freeman
Shares voted “For”	28,346,675
Shares voted “Withhold”	15,333,113
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, with subsequent additional amendments approved April 16, 2024, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”). The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee in a contested election with a plurality of shares outstanding required to elect a Trustee in an uncontested election. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be

28 | Allspring Income Opportunities Fund

Other information (unaudited)
required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund | 29

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 92 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30 | Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019 Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation from 2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Income Opportunities Fund | 31

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017[2]
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

John Kenney (Born 1965)	President, since 2025[2]
President and Chief Executive Officer of Allspring Funds Management, LLC since 2025 and Head of Strategic
Initiatives of Allspring Global Investments since 2022. Prior thereto, Independent Board Member for the Principal
Funds from 2020 to 2022, Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to
2020 for Legg Mason Global Asset Management and Managing Director, Corporate Strategy and Business
Development from 2014 to 2015 for Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023 (Senior Counsel from 2021 to 2023). Prior thereto,
Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from
2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.
2  Effective January 1, 2025, John Kenney will become President of the Trust and President and Chief Executive officer of Allspring Funds management, LLC.

32 | Allspring Income Opportunities Fund

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Income Opportunities Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 28-30, 2024 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2024, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2024. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* The Board also received information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., under a transition services agreement and an update on the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans and their approaches to data privacy and cybersecurity and Allspring Funds Management’s role as fair valuation designee and derivatives risk management program manager. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Income Opportunities Fund | 33

Other information (unaudited)
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2023. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer Groups. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the ICE BofA U.S. High Yield Constrained Index, for all periods under review. It was noted that the Board had previously approved certain investment strategy changes for the Fund and that those changes became effective on or about April 1, 2024.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other nonmanagement fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of isolating and quantifying economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies

34 | Allspring Income Opportunities Fund

Other information (unaudited)
of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Income Opportunities Fund | 35

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

36 | Allspring Income Opportunities Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-10302024-3gsubbmr 12-24
SAR156 10-24

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2024 to 5/31/2024	0	$0.00	0	2,955,285
6/1/2024 to 6/30/2024	0	0.00	0	2,955,285
7/1/2024 to 7/31/2024	0	0.00	0	2,955,285
8/1/2024 to 8/31/2024	0	0.00	0	2,955,285
9/1/2024 to 9/30/2024	0	0.00	0	2,955,285
10/1/2024 to 10/31/2024	0	0.00	0	2,955,285
Total	0	$0.00	0	2,955,285

On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President (Principal Executive Officer)

Date: December 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President (Principal Executive Officer)

Date: December 24, 2024

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: December 24, 2024